                                                                     EXHIBIT (h)

                  EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

                   _____ COMMON SHARES OF BENEFICIAL INTEREST
                               ($ 0.01 PAR VALUE)

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                  April __, 2005

Citigroup Global Markets Inc.
[Other Underwriters]
As Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street New York,
New York 10013

Ladies and Gentlemen:

            The undersigned, Eaton Vance Tax-Managed Buy-Write Income Fund, an unincorporated business trust established under the laws of the Commonwealth of Massachusetts (the "Fund"), Eaton Vance Management, an unincorporated business trust established under the laws of the Commonwealth of Massachusetts (the "Adviser"), Parametric Portfolio Associates LLC, a Delaware limited liability company ("Parametric") and Rampart Investment Management Company, Inc., a Massachusetts corporation ("Rampart," together Parametric, the "Subadvisers" and together with the Adviser, the "Advisers"), address you as underwriters and as the representatives (the "Representatives") of each of the several underwriters named on Schedule I hereto (the "Underwriters"). The Fund proposes to sell to the Underwriters _____ shares (the "Underwritten Securities") of its common shares of beneficial interest, par value $0.01 per share (the "Common Shares"). The Fund also proposes to grant to the Underwriters an option to purchase up to _____ additional Common Shares to cover over-allotments (the "Option Securities"). The Underwritten Securities and the Option Securities are hereinafter collectively referred to as the "Securities." Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc. individually on its own behalf and on behalf of the other Representatives. Certain terms used herein are defined in Section 18 hereof.

            The Fund and the Advisers wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the Underwriters.

            The Fund has entered into an Investment Advisory Agreement with the Adviser dated as of _____, 200_, an Administration Agreement with the Adviser dated as of ___________, 200_, a Custodian Agreement with Investors Bank & Trust Company dated as of _____, 200_, and a [Shareholder Transfer Agency and Service Agreement] with PFPC Inc. dated as of _____, 200_, and such agreements are herein referred to as the "Management Agreement," the "Administration Agreement," the "Custodian Agreement" and the "Transfer Agency Agreement," respectively. The Adviser has entered into an investment sub-advisory agreement with Parametric dated as of _____, 200_, and with Rampart dated as of _______, 200_ with Rampart, an Additional Compensation Agreement with UBS Securities LLC dated as of _____, 200_, and a Structuring Fee Agreement with Citigroup Global Markets Inc. dated as of _____, 200_. Such agreements are herein respectively referred to as the "Sub-Advisory Agreements," the "Additional Compensation Agreement" and the "Structuring Fee Agreement." Collectively, the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement are herein referred to as the "Fund Agreements." In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Common Shares shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

            1. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

            (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-12066 and 811-21676) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the 1940 Act and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 497 and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations and the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 497, will not, and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

            (c) The Fund has been duly formed and is validly existing as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund. The Fund has no subsidiaries.

            (d) The Fund's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Fund conforms to the description thereof contained in the Registration Statement and the Prospectus; all outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable (except as described in the Registration Statement); the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable (except as described in the Registration Statement); the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange (the "NYSE"); the certificates for the Securities are in valid and sufficient form; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

            (e) The Fund's registration statement on Form 8-A under the Exchange Act has become effective.

            (f) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

            (g) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations; and the statements in the Prospectus under the headings "Prospectus Summary -- Special Risk Considerations -- Tax Risk," "Investment Objectives, Policies and Risks -- Risk Considerations -- Tax Risk," "Distribution -- Federal Income Tax Matters," "Taxes" and "Description of Capital Structure" fairly summarize the matters therein described.

            (h) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (i) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

            (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD.

            (k) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the declaration of trust or by-laws of the Fund, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

            (l) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

            (m) The financial statements, together with related schedules and notes, included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial information and data included in the Registration Statement and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

            (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the best knowledge of the Fund, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (o) The Fund owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

            (p) The Fund is not (i) in violation of its declaration of trust or by-laws, (ii) in breach or default in the performance of the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

            (q) Deloitte & Touche LLP, who have audited the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Fund within the meaning of the Act and the Act Rules and Regulations.

            (r) The Fund has not distributed and, prior to the later to occur of
      (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

            (s) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Securities.

            (t) The Fund has filed all foreign, federal, state and local tax returns, if any, that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes, if any, required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (u) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Securities (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (v) The Fund's trustees and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (w) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities, if any ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus, except where failure to possess such permits would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Fund.

            (x) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) The Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund, except for Securities repurchases in accordance with the 1940 Act and the 1940 Act Rules and Regulations or the issuance or purchase of Common Shares pursuant to the Dividend Reinvestment Plan.

            (z) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (aa) Except as disclosed in the Prospectus and Registration Statement, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

            (bb) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

            (cc) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to own, possess or license would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund.

            (dd) Except as disclosed in the Registration Statement and the Prospectus, the Fund (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

            (ee) There is and has been no failure on the part of the Fund and any of the Fund's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Sections 302 and 906 related to certifications.

            Any certificate signed by any officer of the Fund and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered therein, to each Underwriter.

            2. Representations and Warranties of the Advisers. Each of the Adviser and the Subadvisers, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter as follows:

            (a) Such Adviser has been duly formed and is validly existing in good standing under the laws of its state of organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser.

            (b) Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under: (i) the Management Agreement or the Administration Agreement, with respect to the Adviser; (ii) the applicable Sub-Advisory Agreement, with respect to the Adviser, Parametric and Rampart; (iii) the Additional Compensation Agreement, with respect to the Adviser; or

      (iv) the Structuring Fee Agreement, with respect to the Adviser; as contemplated by the Prospectus.

            (c) Such Adviser has full power and authority to enter into: (i) this Agreement, with respect to the Adviser, Parametric and Rampart; (ii) the Management Agreement and the Administration Agreement, with respect to the Adviser; (iii) the applicable Sub-Advisory Agreement, with respect to the Adviser, Parametric and Rampart; and (iv) the Additional Compensation Agreement and the Structuring Fee Agreement, with respect to the Adviser. The execution and delivery of, and the performance by such Adviser of its obligations under such agreements have been duly and validly authorized by such Adviser. This Agreement (with respect to the Adviser, Parametric and Rampart), the Management Agreement (with respect to the Adviser), the Administration Agreement (with respect to the Adviser), the applicable Sub-Advisory Agreement (with respect to the Adviser, Parametric and Rampart), the Additional Compensation Agreement (with respect to the Adviser) and the Structuring Fee Agreement (with respect to the Adviser) have been duly executed and delivered by such Adviser and constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (d) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Agreement, the Management Agreement, the Administration Agreement, the applicable Sub-Advisory Agreement, the Additional Compensation Agreement and the Structuring Fee Agreement.

            (e) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Adviser or its property is pending or, to the best knowledge of such Adviser, threatened that (i) could reasonably be expected to have a material adverse effect on the ability of such Adviser to fulfill its obligations (A) hereunder, with respect to the Adviser, Parametric and Rampart; or under (B) the Management Agreement and the Administration Agreement, with respect to the Adviser; (C) the applicable Sub-Advisory Agreement, with respect to the Adviser, Parametric and Rampart; or (D) the Additional Compensation Agreement or the Structuring Fee Agreement, with respect to the Adviser; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and there are no agreements, contracts, indentures, leases or other instruments relating to such Adviser that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

            (g) Such Adviser has such licenses, permits and authorizations of governmental or regulatory authorities, if any ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; such Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any such permit.

            (h) This Agreement, the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated (i) herein, with respect to the Adviser, Parametric and Rampart; or in (ii) the Management Agreement or the Administration Agreement, with respect to the Adviser; (iii) the applicable Sub-Advisory Agreement, with respect to the Adviser, Parametric and Rampart; or (iv) the Additional Compensation Agreement or the Structuring Fee Agreement, with respect to the Adviser; except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD.

            (j) Neither the execution, delivery or performance of this Agreement or the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement, nor the consummation by the Fund or such Adviser of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the charter or declaration of trust or by-laws of such Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which such Adviser is a party or by which such Adviser may be bound or to which any of the property or assets of such Adviser is subject.

            (k) Such Adviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser, except for Securities repurchases in accordance with the 1940 Act and the 1940 Act Rules and Regulations or the issuance or purchase of Common Shares pursuant to the Dividend Reinvestment Plan.

            (l) In the event that the Fund or such Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

            Any certificate signed by any officer of such Adviser and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Adviser, as to matters covered therein, to each Underwriter.

            3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $20.00 per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to _____ Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on April __, 2005 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Fund will deliver the Option Securities (at the expense of the Fund) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. If settlement for the Option Securities occurs after the Closing Date, the Fund will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

            5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

            6. Agreements of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, agree with the several Underwriters as follows:

            (a) The Fund will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Fund will promptly advise the Representatives (1) when the Registration

      Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Fund or the reasonable opinion of counsel to the Fund or counsel to the Underwriters, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Fund will make generally available to its security holders and to the Representatives an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Fund will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

            (e) The Fund will cooperate with you and with counsel for the Underwriters in connection with, if necessary, the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time, provided, however, that the Fund may issue and sell Common Shares pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time.

            (g) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Fund's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

            (h) The Fund and the Advisers will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, except for Securities repurchases in accordance with the 1940 Act and the 1940 Act Rules and Regulations or the issuance or purchase of Common Shares pursuant to the Dividend Reinvestment Plan.

            (i) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of any certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities;
      (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund;
      (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder; and (xi) an amount equal to $.005 per Common Share for each Common Share sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses in connection with the offering. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the Fund under this Agreement exceed $0.04 per Share, the Adviser will pay all such costs and expenses.

            (j) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

            (k) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

            (l) The Fund and the Advisers will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

            7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Advisers contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Fund made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Advisers of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the total public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the total public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.

            (b) The Fund shall have requested and caused Kirkpatrick & Lockhart Nicholson Graham LLP, counsel for the Fund, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) The Fund has been duly formed and is validly existing as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction, if any, which requires such qualification; and the Fund has no subsidiaries;

                  (ii) The Fund is duly registered with the Commission under the
            1940 Act as a closed-end, diversified management investment company and all action has been taken by the Fund as required by the Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Securities to make the public offering and consummate the sale of the Securities as contemplated by this Agreement; the Fund Agreements comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations; and the Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement;

                  (iii) This Agreement has been duly authorized, executed and delivered by the Fund;

                  (iv) The Fund Agreements have been duly authorized, executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (v) Neither the issuance and sale of the Securities, the
            execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions herein or therein contemplated or the adoption of the Fund's Dividend Reinvestment Plan conflicts or will conflict with, or results or will result in a breach of, the declaration of trust or the by-laws of the Fund, or any material agreement or instrument to which the Fund is a party or by which the Fund is bound, or violates or will violate any federal or Massachusetts statute, law or regulation or any judgment, injunction, order or decree of any federal or Massachusetts governmental agency or body that is applicable to the Fund and that is known to such counsel which violation would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject;

                  (vi) The Fund's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Fund conforms to the description thereof contained in the Registration Statement and the Prospectus; all outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; to our knowledge, based upon a letter dated __, 2005, from ________, Corporate Listings and Executive Vice President of the New York Stock Exchange authorizing the Securities for listing on such Exchange, the Securities have been authorized for listing on the New York Stock Exchange and will be admitted and authorized for trading, subject to official notice of issuance; the certificates for the Securities are in valid and sufficient form; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding; in regard to the Common Shares' nonassessability, it is noted that the Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, holders of such shares of beneficial interest could, under certain circumstances described in the Registration Statement, be held personally liable for obligations of the Fund;

                  (vii) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required by the Act, the 1940 Act or the Rules and Regulations; and the statements included in the Prospectus under the headings "Prospectus Summary--Special Risk Considerations--Tax Risk," "Investment Objectives, Policies and Risks--Risk Considerations--Tax Risk," "Distribution--Federal Income Tax Matters," "Taxes" and "Description of Capital Structure" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                  (viii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD and such other approvals (specified in such opinion) as have been obtained;

                  (ix) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement;
            and

                  (x) To the knowledge of such counsel after due inquiry,
            including oral inquiries of the Commission on ____________, 2005, the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 497 have been made in the manner and within the time period required by Rule 497; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

            (c) You shall have received on the Closing Date an opinion of Frederick S. Marius, counsel for the Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                  (i) The Adviser has been duly formed and is validly existing as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction which requires such qualification;

                  (ii) The Adviser is duly registered under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement or the Structuring Fee Agreement as contemplated by the Prospectus;

                  (iii) The Adviser has full power and authority to enter into this Agreement, the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement;

                  (iv) This Agreement has been duly authorized, executed and delivered by the Adviser;

                  (v) The Management Agreement, the Administration Agreement,
            the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement have been duly authorized, executed and delivered by the Adviser and the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement are each a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (vi) This Agreement, the Management Agreement, the
            Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement and the Structuring Fee Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                  (vii) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement, the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement or the Structuring Fee Agreement nor the consummation by the Adviser of the transactions herein or therein contemplated conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Adviser, or any material agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or violates or will violate any federal or Massachusetts statute, law or regulation or any judgment, injunction, order or decree of any federal or Massachusetts governmental agency or body that is applicable to the Adviser and that is known to such counsel which violation would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject;

                  (viii) The description of the Adviser and its business in the
            Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

                  (ix) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required by the Act, the 1940 Act or the Rules and Regulations;

                  (x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required on the part of the Adviser in connection with the transactions contemplated herein or in the Management Agreement, the Administration Agreement, the Sub-Advisory Agreements, the Additional Compensation Agreement or the Structuring Fee Agreement, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD and such other approvals (specified in such opinion) as have been obtained; and

                  (xi) Such counsel has no reason to believe that on the
            Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

      (d) You shall have received on the Closing Date an opinion of Frederick S. Marius, counsel for Parametric, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

            (i) Parametric has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification;

            (ii) Parametric is duly registered under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under its Sub-Advisory Agreement as contemplated by the Prospectus;

            (iii) Parametric has full power and authority to enter into this Agreement and its Sub-Advisory Agreement;

            (iv) This Agreement has been duly authorized, executed and delivered by Parametric;

            (v) The Sub-Advisory Agreement with Parametric has been duly authorized, executed and delivered by Parametric and said Sub-Advisory Agreement is a valid and legally binding agreement of Parametric, enforceable against Parametric in accordance with its terms except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of Parametric's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

            (vi) This Agreement and the Sub-Advisory Agreement with Parametric comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

            (vii) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement with Parametric nor the consummation by Parametric of the transactions herein or therein contemplated conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Subadviser, or any material agreement or instrument to which the Subadviser is a party or by which the Subadviser is bound, or violates or will violate any federal, Massachusetts or Delaware statute, law or regulation or any judgment, injunction, order or decree of any federal, Massachusetts or Delaware governmental agency or body that is applicable to the Subadviser and that is known to such counsel which violation would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Subadviser, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Subadviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Subadviser is subject;

            (viii) The description of Parametric and its business in the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

            (ix) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parametric or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required by the Act, the 1940 Act or the Rules and Regulations;

            (x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required on the part of Parametric in connection with the transactions contemplated herein or in the Sub-Advisory Agreement with Parametric, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD and such other approvals (specified in such opinion) as have been obtained; and

            (xi) Such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing

         Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts, the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

         (e) You shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel for Rampart, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

            (i) Rampart has been duly incorporated and is validly existing in good standing as a corporation under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

            (ii) Rampart is duly registered under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under its Sub-Advisory Agreement as contemplated by the Prospectus;

            (iii) Rampart has full power and authority to enter into this Agreement and its Sub-Advisory Agreement;

            (iv) This Agreement has been duly authorized, executed and delivered by Rampart;

            (v) The Sub-Advisory Agreement with Rampart has been duly authorized, executed and delivered by Rampart and said Sub-Advisory Agreement is a valid and legally binding agreement of Rampart, enforceable against Rampart in accordance with its terms except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of Rampart's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

            (vi) This Agreement and the Sub-Advisory Agreement with Rampart comply in all material respects with all applicable provisions of the Act, the 1940 Act, the

      Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

            (vii) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement with Rampart nor the consummation by Rampart of the transactions herein or therein contemplated conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Subadviser, or any material agreement or instrument to which the Subadviser is a party or by which the Subadviser is bound, or violates or will violate any federal or Massachusetts statute, law or regulation or any judgment, injunction, order or decree of any federal or Massachusetts governmental agency or body that is applicable to the Subadviser and that is known to such counsel which violation would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Subadviser, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Subadviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Subadviser is subject;

            (viii) The description of Rampart and its business in the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

            (ix) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Rampart or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required by the Act, the 1940 Act or the Rules and Regulations;

            (x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required on the part of Rampart in connection with the transactions contemplated herein or in the Sub-Advisory Agreement with Rampart, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act, compliance with the NYSE rules and the filing requirements of the Division of Corporate Finance of the NASD and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained; and

            (xi) Such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration

      Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (e) shall also include any supplements thereto at the Closing Date.

      (f) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Fund and the Advisers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      (g) Each of the Fund and the Advisers shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of the Fund and the Advisers, as the case may be, or such other officers of the foregoing deemed appropriate by counsel to the Underwriters, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

            (i) The representations and warranties of the Fund and each of the Advisers in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund and each of the Advisers have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Fund's or each of the Adviser's knowledge, threatened; and

            (iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto) (with respect to the certificate of the Fund) and since the date of the Prospectus (with respect to the certificate of the Advisers), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund or each of the Advisers, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (h) The Fund shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance heretofore approved by the Representatives.

            (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any material change specified in the letter referred to in paragraph (h) of this Section 7 delivered on the Closing Date from the letter delivered at the Execution Time or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Fund and each of the Advisers, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (j) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

            (k) Prior to the Closing Date, the Fund and the Advisers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, NY 10017, on the Closing Date.

            8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Advisers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Advisers will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            9. Indemnification and Contribution. (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the Securities as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in the Prospectus, any Preliminary Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund and the Advisers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund and the Advisers by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund and the Advisers may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Fund and the Advisers, each of its directors or trustees, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund or the Advisers by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Advisers acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Advisers and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Fund, the Advisers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Advisers and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Advisers (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Advisers who shall have signed the Registration Statement and each director or trustee of the Fund and the Advisers shall have the same rights to contribution as the Fund and the Advisers, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

            (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Advisers or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Advisers (control to be determined within the meaning of the Act or the Exchange Act), (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Advisers or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Fund or the Advisers shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 9.

            10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Fund or the Advisers. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund or the Advisers, by notice given to the Fund or the Advisers prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the exchange, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

            12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Fund and the Advisers or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Advisers or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Fund or the Advisers, will be mailed, delivered or telefaxed to Eaton Vance Tax-Managed Buy-Write Income Fund (fax no.: (617) 338-8054) and confirmed to it at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, attention of the Legal Department.

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

            15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "1940 Act" shall mean the Investment Company Act of 1940, as amended.

            "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

            "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

            "Act" shall mean the Securities Act of 1933, as amended.

            "Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Act.

            "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

            "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "NASD" shall mean the National Association of Securities Dealers,
      Inc.

            "Preliminary Prospectus" shall mean any preliminary prospectus (including the statement of additional information incorporated by reference therein) referred to in paragraph 1(a) above and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus and any amendment or supplement thereto (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities included in the Registration Statement at the Effective Date.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

            "Rules and Regulations" shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Advisers and the several Underwriters.

                                                  Very truly yours,

                                                  EATON VANCE TAX-MANAGED BUY-
                                                  WRITE INCOME FUND

                                                  By: ________________________
                                                      Name:
                                                      Title:

                                                  EATON VANCE MANAGEMENT

                                                  By: ________________________
                                                      Name:
                                                      Title:

                                                  PARAMETRIC PORTFOLIO
                                                  ASSOCIATES LLC

                                                  By: ________________________
                                                      Name:
                                                      Title:

                                                  RAMPART INVESTMENT
                                                  MANAGEMENT COMPANY, INC.

                                                  By: ________________________
                                                      Name:
                                                      Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

   By: ________________________
       Name:
       Title:

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                       NUMBER OF UNDERWRITTEN
                                                          SECURITIES TO BE
UNDERWRITERS                                                 PURCHASED
------------                                           ----------------------
Citigroup Global Markets Inc. ......................          ---------


         Total .....................................          =========